--------------------------------------------------------------------------------
                 NEUBERGER & BERMAN INCOME FUNDS AND PORTFOLIOS

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 2, 1998

  Neuberger & Berman                          Neuberger & Berman
  Government Money Fund                       Limited Maturity Bond Fund
  (and Neuberger & Berman                     (and Neuberger & Berman
  Government Money                            Limited Maturity Bond
  Portfolio)                                           Portfolio)


  Neuberger & Berman                          Neuberger & Berman
  Cash Reserves                               High Yield Bond Fund
  (and Neuberger & Berman                     (and Neuberger & Berman
  Cash Reserves Portfolio)                    High Yield Bond Portfolio)
  Portfolio)


                              No-Load Mutual Funds
              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700
--------------------------------------------------------------------------------

         Neuberger & Berman GOVERNMENT MONEY Fund ("GOVERNMENT MONEY"), Neuberger & Berman CASH RESERVES ("CASH RESERVES"), Neuberger & Berman LIMITED MATURITY Bond Fund ("LIMITED MATURITY") and Neuberger & Berman HIGH YIELD Bond Fund ("HIGH YIELD")(each a "Fund") are no-load mutual funds that offer shares pursuant to a Prospectus dated March 2, 1998. The Funds invest all of their net investable assets in Neuberger & Berman GOVERNMENT MONEY Portfolio, Neuberger & Berman CASH RESERVES Portfolio, Neuberger & Berman LIMITED MATURITY Bond Portfolio, and Neuberger & Berman HIGH YIELD Bond Portfolio (each a "Portfolio"), respectively.

         The Funds' Prospectus, which is also the prospectus for certain municipal funds administered by Neuberger & Berman Management Incorporated ("N&B Management"), provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from N&B Management, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 800-877-9700.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS




INVESTMENT INFORMATION.........................................................1
         Investment Policies and Limitations...................................1
         Rating Agencies.......................................................7
         Overview of Each Fund.................................................8
         Additional Investment Information....................................10
         Risks of Fixed Income Securities.....................................35
         Risks of Equity Securities...........................................36


CERTAIN RISK CONSIDERATIONS...................................................37


PERFORMANCE INFORMATION.......................................................37
         Yield Calculations...................................................38
         Tax Equivalent Yield - State and Local Taxes.........................38
         Total Return Computations............................................39
         Comparative Information..............................................40
         Other Performance Information........................................42


TRUSTEES AND OFFICERS.........................................................43


INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................49
         Investment Manager and Administrator.................................49
         Sub-Adviser..........................................................52
         Investment Companies Managed.........................................53
         Management and Control of N&B Management.............................54


DISTRIBUTION ARRANGEMENTS.....................................................55


ADDITIONAL PURCHASE INFORMATION...............................................56
         Automatic Investing and Dollar Cost Averaging........................56


ADDITIONAL EXCHANGE INFORMATION...............................................57


ADDITIONAL REDEMPTION INFORMATION.............................................60
         Suspension of Redemptions............................................60
         Redemptions in Kind..................................................60


DIVIDENDS AND OTHER DISTRIBUTIONS.............................................60

ADDITIONAL TAX INFORMATION....................................................62
         Taxation of the Funds................................................62
         Taxation of the Portfolios...........................................63
         Taxation of the Funds' Shareholders..................................65


VALUATION OF PORTFOLIO SECURITIES.............................................66


PORTFOLIO TRANSACTIONS........................................................66
         Portfolio Turnover...................................................68


REPORTS TO SHAREHOLDERS.......................................................68


ORGANIZATION..................................................................68


CUSTODIAN AND TRANSFER AGENT..................................................68


INDEPENDENT AUDITORS..........................................................69


LEGAL COUNSEL.................................................................69


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................69


REGISTRATION STATEMENT........................................................70


FINANCIAL STATEMENTS..........................................................70

                             INVESTMENT INFORMATION

         Each Fund is a separate series of Neuberger & Berman Income Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each Fund seeks its investment objective by investing all of its net investable assets in a Portfolio of Income Managers Trust ("Managers Trust") that has an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by N&B Management, are together referred to below as the "Trusts.")

         The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund and
Portfolio.  The  investment  objective  and,  unless  otherwise  specified,  the investment policies and limitations of each Fund and Portfolio are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund or a Portfolio may not be changed without the approval of the lesser of (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever a Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Portfolio, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

         Each Fund has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:

      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolios, it applies equally to their corresponding Funds.

         For purposes of the investment limitation on concentration in a particular industry, Neuberger & Berman LIMITED MATURITY Bond Portfolio determines the "issuer" of a municipal obligation that is not a general obligation note or bond based on the obligation's characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under the Portfolio's quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the Portfolio's quality restrictions without credit support, the Portfolio treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee. Neuberger & Berman CASH
RESERVES Portfolio determines the "issuer" of a municipal obligation for purposes of its policy on industry concentration in accordance with the principles of Rule 2a-7 under the 1940 Act. Also for purposes of the investment limitation on concentration in a particular industry, both mortgage-backed and asset-backed securities are grouped together as a single industry.

         With respect to the limitation on borrowings, Neuberger & Berman HIGH YIELD Bond Portfolio may pledge assets in connection with permitted borrowings. For purposes of its limitation on commodities, Neuberger & Berman LIMITED
MATURITY Bond Portfolio does not consider foreign currencies or forward contracts to be physical commodities.

         Except for the limitation on borrowing and the limitation on illiquid securities, any maximum percentage of securities or assets contained in any investment policy or limitation will not be considered to be exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio. If events subsequent to a transaction result in a Portfolio exceeding the percentage limitation on borrowing or illiquid securities, N&B Management will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

         The fundamental investment policies and limitations of Neuberger & Berman GOVERNMENT MONEY Portfolio are as follows:

         1. BORROWING. The Portfolio may not borrow money, except from banks for temporary or emergency purposes and not for leveraging or investment, in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, it will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES AND REAL ESTATE. The Portfolio may not purchase or sell commodities, commodity contracts, foreign exchange, or real estate, including interests in real estate investment trusts and real estate mortgage loans, except securities issued by the Government National Mortgage Association ("GNMA").

         3. LENDING. The Portfolio may not make loans. The acquisition of a portion of an issue of publicly distributed bonds, debentures, notes, and other securities as permitted by Managers Trust's Declaration of Trust shall not be deemed to be the making of loans.

         4. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

         5. UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

         6. SHORT SALES AND PUTS, CALLS, STRADDLES, OR SPREADS. The Portfolio may not effect short sales of securities or write or purchase any puts, calls, straddles, spreads, or any combination thereof.

         The non-fundamental investment policies and limitations of Neuberger & Berman GOVERNMENT MONEY Portfolio are as follows:

         1. BORROWING. The Portfolio may not purchase securities if outstanding borrowings exceed 5% of its total assets.

         2. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions.

         3. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government and Agency Securities") or (ii) investments in certificates of deposit ("CDs") or banker's acceptances issued by domestic branches of U.S. banks.

         The following investment policies and limitations are fundamental and apply to each of Neuberger & Berman CASH RESERVES Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio unless otherwise indicated:

         1. BORROWING. Neither Portfolio may borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, that Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES. Neuberger & Berman LIMITED MATURITY Bond Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. Neuberger & Berman CASH RESERVES Portfolio may not purchase commodities or contracts thereon, but this restriction shall not prohibit the Portfolio from purchasing the securities of issuers that own interests in any of the foregoing.

         3. DIVERSIFICATION. Neither Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

         4. INDUSTRY CONCENTRATION. Neither Portfolio may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to (i) purchases of U.S. Government and Agency Securities, or (ii) investments by Neuberger & Berman CASH RESERVES Portfolio in CDs or banker's acceptances issued by domestic branches of U.S. banks.

         5. LENDING. Neither Portfolio may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. Neither Portfolio may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. Neither Portfolio may issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. Neither Portfolio may underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

         The fundamental investment policies and limitations of Neuberger & Berman HIGH YIELD Bond Portfolio are as follows:

         1.  BORROWING.  The Portfolio may not borrow money,  except that it may
(i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment, and (ii) enter into reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currency, forward contracts, swaps, caps, collars, floors and other financial instruments, or from investing in securities of any kind.

         3. DIVERSIFICATION. The Portfolio may not with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than U.S. Government and Agency Securities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

         4. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of U.S. Government and Agency Securities.

         5. LENDING. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. The Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act. 8. UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

         The following investment policies and limitations are non-fundamental and apply to each of Neuberger & Berman CASH RESERVES Portfolio, Neuberger &

Berman LIMITED MATURITY Bond Portfolio, and Neuberger & Berman HIGH YIELD Bond Portfolio unless otherwise indicated:

         1. INVESTMENTS IN ANY ONE ISSUER. Neuberger & Berman CASH RESERVES Portfolio may not purchase the securities of any one issuer (other than U.S. Government and Agency Securities or securities subject to a guarantee issued by a non-controlled person as defined in Rule 2a-7 under the 1940 Act) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

         2. ILLIQUID SECURITIES. No Portfolio may purchase any security if, as a result, more than 15% of its net assets (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         3. BORROWING. No Portfolio may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         4. LENDING (NEUBERGER & BERMAN CASH RESERVES PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). Except for the purchase of debt securities and engaging in repurchase agreements, neither Portfolio may make any loans other than securities loans.

         LENDING (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO). Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         5. MARGIN TRANSACTIONS. No Portfolio may purchase securities on margin from brokers or other lenders, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. For Neuberger & Berman HIGH YIELD Bond Portfolio and Neuberger & Berman LIMITED Maturity Bond Portfolio, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

RATING AGENCIES
---------------

         As discussed in the Prospectus, the Portfolios may purchase securities rated by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO").

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios mainly refer to ratings assigned by S&P and Moody's, which are described in Appendix A to the Prospectus. Each Portfolio may also invest in unrated securities that are deemed comparable in quality by N&B Management to the rated securities in which the Portfolio may permissibly invest.

OVERVIEW OF EACH FUND
---------------------

         N&B Management offers a group of taxable mutual funds designed with varying degrees of risk and return based on the duration and/or maturity of each Portfolio. Duration measures a bond's exposure to interest rate risk. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. In general, the longer you extend a bond's duration, the greater its potential return and exposure to interest rate fluctuations.

         For example, GOVERNMENT MONEY and CASH RESERVES are money market funds with average portfolio maturity of up to 90 days. This is followed by LIMITED MATURITY which seeks a higher income but can experience more price fluctuation. Its Portfolio of bonds has a maximum average duration of four years. Rounding out the group is HIGH YIELD which invests primarily in lower rated debt securities. This Fund has even greater potential for higher yields but is accompanied by increased risk. Its Portfolio has no duration, maturity or minimum quality limitations. A more detailed discussion of each Fund follows. In all cases, these Funds pursue attractive current income with varying levels of risk to principal and differ according to their investment guidelines. These guidelines include maturity or duration, type of bonds, and the credit quality of these bonds.

MONEY MARKET FUNDS
------------------
NEUBERGER & BERMAN GOVERNMENT MONEY FUND
         GOVERNMENT MONEY is oriented to investors who seek maximum liquidity with virtually no credit risk. It is managed to maintain a constant one dollar net asset value. Through its corresponding Portfolio, the Fund invests in securities issued or guaranteed by the United States Government. The income earned by investors in U.S. Treasury issues is generally free of state taxation. Thus, this Fund will have particular appeal to investors who live in states that levy a tax on interest income and who are looking for a temporary investment vehicle.

NEUBERGER & BERMAN CASH RESERVES
         CASH RESERVES is oriented to investors who seek a high degree of liquidity while investing in Government and corporate money market instruments. The Fund is invested to maintain a constant one dollar net asset value. Through its corresponding Portfolio, the Fund invests only in securities that enjoy one of the two highest credit ratings or unrated securities deemed equivalent by N&B Management.

BOND FUNDS
----------

         Our bond funds are managed on the basis of a strategy of investment in fixed income sectors we believe are attractively priced, and the selection of the most attractively priced issues in those sectors based on their perceived risk and returns. We also manage the duration of the portfolios. Sector investments include corporate bonds, mortgage-backed securities, asset backed securities, CMOs (Collateralized Mortgages Obligations), Treasuries and Government agencies.

NEUBERGER & BERMAN LIMITED MATURITY BOND FUND
         LIMITED MATURITY is appropriate for investors who seek to participate in the returns of the bond market, but wish to avoid significant fluctuations in principal value. In order to achieve its investment goal through its Portfolio, this Fund has the flexibility to invest across the full range of bond sectors (corporate, mortgage-backed securities, etc.) and may invest a limited portion of its assets in foreign securities denominated in foreign currencies as well as lower-rated "high yield" issues.

         The investment strategy of this Fund is based upon the demonstrated ability of short and intermediate duration portfolios to deliver virtually all of the income of riskier long-term maturity portfolios. Thus, this Fund limits its maximum average duration to four years. However, in order to improve total return, it invests across a broad range of fixed income sectors and within each sector seeks out securities that have a higher yield than counterpart issues that we believe have a similar credit risk. It may opportunistically invest in foreign issues when they offer higher yield than U.S. issues. In addition, it may invest up to 10% of its net assets in "high yield" issues when these issues offer the prospect of higher total return to the Portfolio. It is the manager's belief that the combination of broad sector diversification, active security selection and flexible maturity and duration management can offer investors the prospect of total returns that will approximate the bond market as a whole, with only moderate fluctuation in principal value.

NEUBERGER & BERMAN HIGH YIELD BOND FUND
         HIGH YIELD may be appropriate for equity investors seeking to rebalance their portfolios, or for those investors looking for higher rates of return and willing to take on more risk. The Fund seeks high current income and,
secondarily,   capital  growth  by  investing   primarily  in  lower-rated  debt
securities. These securities are expected to generate higher returns than investment grade fixed-income securities. The Fund may be more volatile, because the performance of high-yield bonds is linked to the financial health of the overall market. With this in mind, the portfolio co-managers attempt to select securities of companies with promising upside potential. The Fund is a well-diversified portfolio of securities that must first pass the intensive, time-tested selection process that Neuberger & Berman applies to the security selection in all of its stock funds.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

         Some or all of the Portfolios, as indicated below, may make the following investments, among others, although they may not buy all of the types of securities or use all of the investment techniques that are described.

         U.S. GOVERNMENT AND AGENCY SECURITIES (ALL PORTFOLIOS). U.S. Government and Agency Securities are direct obligations of the U.S. Government or its agencies and instrumentalities, such as GNMA, Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association ("SLMA"), and Tennessee Valley Authority. Many agency securities are not backed by the full faith and credit of the United States.

         INFLATION-INDEXED SECURITIES (NEUBERGER & BERMAN HIGH YIELD BOND AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIOS). The Portfolios may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (I.E., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasuries having a shorter duration.

         Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because each Fund must distribute substantially all of its income to its shareholders to avoid payment of federal income and excise taxes, a Portfolio may have to dispose of other investments to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities.

         REPURCHASE AGREEMENTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). In a repurchase agreement, a Portfolio purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities; no Portfolio may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if
(1) the underlying securities are of the type (excluding maturity and duration limitations) that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

         SECURITIES LOANS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). In order to realize income, each of these Portfolios may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). The Portfolios may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradable in their principal markets are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Portfolio's 15% (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) limit on investments in illiquid securities. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.

         COMMERCIAL PAPER (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

         REVERSE REPURCHASE AGREEMENTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of each Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to each Portfolio's obligations under the agreement. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         BANKING AND SAVINGS INSTITUTION SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). These include CDs, time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolios invest typically are not covered by deposit insurance.

         Neuberger & Berman CASH RESERVES Portfolio may invest in securities issued by a commercial bank or savings institution only if (1) the bank or institution has total assets of at least $1,000,000,000, (2) the bank or institution is on N&B Management's approved list, and (3) in the case of a foreign bank or institution, the securities are, in N&B Management's opinion, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks that meet the foregoing requirements.

         VARIABLE OR FLOATING RATE SECURITIES; DEMAND AND PUT FEATURES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

         Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Portfolios' quality standards. Accordingly, in purchasing these securities, each Portfolio relies primarily on the creditworthiness of the credit instrument issuer or the insurer. Except for Neuberger & Berman CASH RESERVES Portfolio, no Portfolio may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Portfolio, except for Neuberger & Berman CASH RESERVES Portfolio, excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. Neuberger & Berman CASH RESERVES Portfolio may invest in securities subject to demand features or guarantees as permitted by Rule 2a-7 under the 1940 Act.

         A Portfolio can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Portfolio to sell the security to the issuer or third party at a specified price. A Portfolio may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

         In calculating its dollar-weighted average maturity and duration, each Portfolio is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, N&B Management considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

         MORTGAGE-BACKED SECURITIES (ALL PORTFOLIOS). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality (such as GNMA, Fannie Mae, and Freddie
Mac), though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers.

         Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Portfolio may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Portfolios use an approach that N&B Management believes is reasonable in light of all relevant circumstances.

         Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO(although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

         Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. N&B Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements.

         A Portfolio may buy mortgage-backed securities without insurance or guarantees, if N&B Management determines that the securities meet the Portfolio's quality standards. A Portfolio may not purchase mortgage-backed securities that, in N&B Management's opinion, are illiquid if, as a result, more than 15% (10% in the case of Neuberger & Berman CASH RESERVES Portfolio) of the Portfolio's net assets would be invested in illiquid securities. Neuberger & Berman GOVERNMENT MONEY Portfolio may invest in U.S. Government mortgage-backed securities only if they are backed by the full faith and credit of the United States. N&B Management will, consistent with the Portfolios' investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

         REAL ESTATE-RELATED INSTRUMENTS (Neuberger & Berman HIGH YIELD Bond Portfolio). Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

         Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, or the quality of the credit extended. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit treatment of income under the Internal Revenue Code of 1986, as amended ("Code") and failing to maintain exemption from the 1940 Act.

         ASSET-BACKED SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

         Certificates for Automobile ReceivablesSM ("CARSSM") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

         Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

         Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

         U.S. DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN GOVERNMENT MONEY PORTFOLIO). These are securities of foreign issuers (including banks, governments and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. These investments are subject to each Portfolio's quality, maturity, and duration standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

         FOREIGN CURRENCY DENOMINATED FOREIGN SECURITIES (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND
PORTFOLIO). Each Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and, with respect to Neuberger &

Berman HIGH YIELD Bond Portfolio, American Depositary Receipts ("ADRs") on such securities. Within that limitation, however, neither Portfolio is restricted in the amount it may invest in securities denominated in any one foreign currency. The Portfolios invest in foreign currency denominated foreign securities of issuers in countries whose governments are considered stable by N&B Management. Foreign currency denominated foreign securities are denominated in or indexed to foreign currencies, including (1) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (2) obligations of other corporations, and (3) obligations of foreign governments, their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding section, and the additional risks of (1) adverse changes in foreign exchange rates, (2) nationalization, expropriation, or confiscatory taxation, and (3) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments.

         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         AMERICAN DEPOSITARY RECEIPTS (Neuberger & Berman HIGH YIELD Bond Portfolio). ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. ADRs on foreign securities which are denominated in foreign currencies are subject to the Portfolio's 25% limit on foreign securities denominated in foreign currencies.

         DOLLAR ROLLS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). In a "dollar roll," a Portfolio sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. A "covered roll" is a specific type of dollar roll in which the Portfolio holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. Dollar rolls are considered borrowings for purposes of the Portfolios' investment policies and limitations concerning borrowings. There is a risk that the contra-party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         WHEN-ISSUED TRANSACTIONS (ALL PORTFOLIOS). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae, and Freddie Mac certificates. These transactions involve a commitment by a Portfolio to purchase securities that will be issued at a future date (ordinarily within two months, although the Portfolio may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued transactions enable a Portfolio to "lock in" what N&B Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Portfolio might purchase a security on a when-issued basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

         The value of securities purchased on a when-issued basis and any subsequent fluctuations in their value are reflected in the computation of a Portfolio's net asset value ("NAV") starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. The Portfolio does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

         A Portfolio will purchase securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize capital gains or losses in connection with these transactions.

         When a Portfolio purchases securities on a when-issued basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. This procedure is designed to ensure that the Portfolio maintains sufficient assets at all times to cover its obligations under when-issued purchases.

         FUTURES CONTRACTS AND OPTIONS THEREON (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolios may purchase and sell interest rate and bond index futures contracts and options thereon, and may purchase and sell foreign currency futures contracts (with interest rate and bond index futures contracts, "Futures" or "Futures Contracts") and options thereon. The Portfolios engage in interest rate and bond index Futures and options transactions in an attempt to hedge against changes in securities prices resulting from changes in prevailing interest rates. The Portfolios engage in foreign currency Futures and options transactions in an attempt to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of Futures permits a Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolios do not engage in transactions in Futures or options thereon for speculation. The Portfolios view investment in (1) interest rate and bond index Futures and options thereon as a maturity or duration management device and/or a device to reduce risk and preserve total return in an adverse interest rate environment for the hedged securities and (2) foreign currency Futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies held or intended to be acquired by the Portfolios.

         A "sale" of a Futures Contract (or a "short" Futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a Futures Contract (or a "long" Futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain Futures, including bond index Futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the Futures.

         U.S. Futures (except certain currency Futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); Futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although Futures Contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A Futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical Futures Contract calling for delivery in the same month. This may result in a profit or loss.

         "Margin" with respect to Futures is the amount of assets that must be deposited by a Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's Futures positions. The margin deposit made by a Portfolio when it enters into a Futures Contract ("initial margin") is intended to assure its performance of the contract. If the price of the Futures Contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the Futures Contract cause the margin on deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its daily NAV, each Portfolio marks to market the value of its open Futures positions. A Portfolio also must make margin deposits with respect to options on Futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short Futures position (if the option is a call) or a long Futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's Futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the Futures Contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although each Portfolio believes that the use of Futures Contracts will benefit it, if N&B Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, a Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of Futures are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of Futures and of the securities and currencies being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Portfolio's futures position and the securities held by or to be purchased for the Portfolio. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a Futures Contract may result in an immediate and substantial loss, or gain, to the investor. Losses that may arise from certain Futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a Futures Contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable Futures and options positions and subjecting investors to substantial losses. If this were to happen with respect to a position held by a Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.

         PUT AND CALL OPTIONS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). Each Portfolio may write and purchase put and covered call options on securities to reduce the effect of price fluctuations of securities held by each Portfolio on the Portfolio's and its corresponding Fund's NAVs. Each Portfolio may also write covered call options to earn premium income. Portfolio securities on which call and put options may be written and purchased by a Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

         A Portfolio will receive a premium for writing a put option, which obligates that Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. A Portfolio may be obligated to purchase the underlying security at more than its current value.

         When a Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         When a Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. That Portfolio receives a premium for writing the option. When writing call options, each Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the call option continues, that Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Portfolio may be obligated to deliver securities underlying a call option at less than the market price.

         When a Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Portfolio would purchase a call option to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolios will not do), but is capable of enhancing a Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price which may be higher than the current market price of the security. If a call or put option that a Portfolio has written expires unexercised, that Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

         The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option written by a Portfolio terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Portfolio and is never exercised or closed out, that Portfolio will lose the entire amount of the premium paid.

         Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Portfolio and a counterparty, with no clearing organization guarantee. Thus, when a Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing transaction" with the dealer to whom (or from whom) that Portfolio originally sold (or purchased) the option. There can be no assurance that a Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless a Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty's insolvency, a Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which the Portfolios may engage in OTC options transactions.

         The assets used as cover (or held in a segregated account) for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last reported sales price before the time the Portfolio's NAV is computed on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the bid and asked prices as of that time.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

         A Portfolio pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         FORWARD FOREIGN CURRENCY CONTRACTS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). Each Portfolio may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a fixed price ("Forward Contracts"). Each Portfolio enters into Forward Contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolios do not engage in transactions in Forward Contracts for speculation; they view investments in Forward Contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them. Forward Contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Portfolio that are denominated in a foreign currency or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         N&B Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a Forward Contract to sell that foreign currency or a proxy-hedge involving a Forward Contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated and which is available on more advantageous terms. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if N&B Management is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advantageous position than if such a hedge or proxy-hedge had not been established. If a Portfolio uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Portfolio may experience delays in the settlement of its foreign currency transactions.

         OPTIONS ON FOREIGN CURRENCIES (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). Each
Portfolio may write and purchase covered call and put options on foreign currencies. A Portfolio would engage in such transactions to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the dollar equivalent of dividends, interest, or other payments on those securities. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         REGULATORY LIMITATIONS ON USING FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES AND FOREIGN CURRENCIES, AND FORWARD CONTRACTS (COLLECTIVELY, "HEDGING INSTRUMENTS") (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). To the extent a Portfolio sells or purchases Futures Contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

         COVER FOR HEDGING INSTRUMENTS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). Each Portfolio will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the Futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid Futures, options, or forward position; this inability may result in a loss to the Portfolio.

         GENERAL RISKS OF HEDGING INSTRUMENTS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Portfolio and changes in the market value of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select a Portfolio's securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of a Portfolio's underlying securities or currency. N&B Management intends to reduce the risk that a Portfolio will be unable to close out Hedging Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. There can be no assurance that a Portfolio's use of Hedging Instruments will be successful.

         A Portfolio's use of Hedging Instruments may be limited by certain provisions of the Code with which it must comply if its corresponding Fund is to qualify as a regulated investment company ("RIC"). See "Additional Tax Information -- Taxation of Portfolios."

         INDEXED SECURITIES (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO AND NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO). The Portfolio may invest in securities whose value is linked to interest rates, commodities, foreign currencies, indices, or other financial indicators ("indexed securities"). Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options thereon. An indexed security may be more volatile than the underlying instrument itself.

         ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in zero coupon securities; Neuberger & Berman LIMITED MATURITY Bond Portfolio and Neuberger & Berman HIGH YIELD Bond Portfolio may invest in step coupon securities. Neuberger & Berman HIGH YIELD Bond Portfolio may also invest in pay-in-kind securities. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon and step coupon securities are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind securities pay interest through the issuance of additional securities.

         The discount on zero coupon and step coupon securities ("original issue discount" or "OID") must be taken into income ratably by each such Portfolio prior to the receipt of any actual payments. Because its corresponding Fund must distribute substantially all of its net income (including its share of the

Portfolio's accrued OID) to its shareholders each year for income and excise tax purposes, each such Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements. See "Additional Tax Information."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         SWAP AGREEMENTS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO). To help enhance the value of its portfolio or manage its exposure to different types of investments, the Portfolio may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate "caps," "floors," and "collars." In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Portfolio's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. In accordance with SEC staff requirements, the Portfolio will segregate cash or liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Portfolio will segregate only the amount of its net obligation, if any. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         MUNICIPAL OBLIGATIONS (NEUBERGER & BERMAN CASH RESERVES PORTFOLIO, NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO AND NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO). Neuberger & Berman LIMITED MATURITY Bond Portfolio may invest up to 5% of its net assets in municipal obligations, which are securities issued by or on behalf of states (as used herein, including the District of Columbia), territories, and possessions of the United States and their political subdivisions, agencies, and instrumentalities. Neuberger & Berman CASH Reserves Portfolio may invest in municipal obligations that otherwise meet its criteria for quality and maturity. Neuberger & Berman HIGH YIELD Bond Portfolio may invest in municipal obligations but has no current intention of doing so. Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and private activity bonds which are issued by or on behalf of public authorities, but are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

         The value of municipal obligations is dependent on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of industrial development bonds, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds). As with other fixed income securities, an increase in interest rates generally will reduce the value of a Portfolio's investments in municipal obligations, whereas a decline in interest rates generally will increase that value. Efforts are underway that may result in a restructuring of the federal income tax system. Any of these factors could affect the value of municipal securities.

         LOWER RATED DEBT SECURITIES (NEUBERGER & BERMAN LIMITED MATURITY BOND AND NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIOS). These securities are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues, but they may involve significant risk under adverse conditions. In particular, they are subject to: adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of the issuers, and price fluctuations in response to changes in interest rates.

         During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur.

         The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

         DIRECT DEBT INSTRUMENTS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

         Because the Portfolio's ability to receive payments in connection with loan participations depends on the financial condition of the borrower, N&B Management will not rely solely on a bank or other lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrowers. N&B Management's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Loan participations are not generally rated by independent rating agencies and therefore, investments in a particular loan participation will depend almost exclusively on the credit analysis of the borrower performed by N&B Management and the original lending institution.

         Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, the Portfolio may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Portfolio may be subject to claims of the lead bank's creditors.

         Although some of the loans in which the Portfolio invests may be secured, there is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where the Portfolio purchases a loan through an assignment, there is a possibility that the Portfolio will, in the event the borrower is unable to pay the loan, become the owner of the collateral, and thus will be required to bear the costs of liabilities associated with owning and disposing of the collateral.

         The Portfolio's policies limit the percentage of its assets that can be invested in the securities of issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Portfolio, in some instances, to treat both the lending bank and the borrower as "issuers" of a loan participation by the Portfolio. In combination, the Portfolio's policies and the SEC staff's interpretations may limit the amount the Portfolio can invest in loan participations.

         There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the Portfolio would consider the loan participation as illiquid and subject to the Portfolio's restriction on investing no more than 15% of its net assets in illiquid securities.

         CONVERTIBLE SECURITIES (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO). A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Securities convertible into common stock are subject to the Portfolio's 20% limitation on equity securities. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and the Fund's ability to achieve their investment objectives.

         PREFERRED STOCK (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO). Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         WARRANTS (NEUBERGER & BERMAN HIGH YIELD BOND PORTFOLIO). Warrants may be acquired by the Portfolio in connection with other securities or separately and provide the Portfolio with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

RISKS OF FIXED INCOME SECURITIES
--------------------------------

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, with respect to Neuberger & Berman LIMITED MATURITY Bond Portfolio, N&B Management will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Portfolio's holdings of securities that are considered by the Portfolio to be below investment grade will not exceed 10% of its net assets. Neuberger & Berman LIMITED MATURITY Bond Portfolio may hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible by the Portfolio's investment policies. With respect to the money market Portfolios, N&B Management will consider the need to dispose of such securities in accordance with the requirements of Rule 2a-7 under the 1940 Act.



RISKS OF EQUITY SECURITIES
--------------------------
         Equity securities in which Neuberger & Berman HIGH YIELD Bond Fund may invest include common stocks, preferred stocks, convertible securities and warrants. To the extent this Portfolio invests in such securities, the value of securities held by the Portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Portfolio's and the Fund's NAVs per share, which will fluctuate as the value of the securities held by the

Portfolio change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

                           CERTAIN RISK CONSIDERATIONS

         A Fund's investment in its corresponding Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         Although each Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Portfolio will achieve its investment objective.

                             PERFORMANCE INFORMATION

         Each Fund's performance figures (except for HIGH YIELD) are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary. The share prices of HIGH YIELD and LIMITED MATURITY will vary, and an investment in either of these Funds, when redeemed, may be worth more or less than an investor's original cost.

         The Prospectus contains total return information for a private account managed by Neuberger & Berman with a similar investment objective, policies and strategy to those of HIGH YIELD ("Private Account"). Custodial fees and any expenses for services not provided by N&B Management are not reflected in the Private Account's total return information. The method used to calculate the total return for the Private Account is a widely-recognized method for calculating the total return of private accounts. This method may differ in certain respects from the method mandated by the SEC for calculating the Funds' total return information. However, N&B Management believes that any differences in the performance calculations resulting from the differences in these methods would be slight. If permitted by applicable law, HIGH YIELD may advertise the Private Account's prior performance information.

YIELD CALCULATIONS
------------------

         GOVERNMENT MONEY AND CASH RESERVES. Each of these Funds may advertise its "current yield" and "effective yield" in the financial press and other publications. A Fund's CURRENT YIELD is based on the return for a recent seven-day period and is computed by determining the net change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized -- that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period -- and shown as an annual percentage of the investment.

         The EFFECTIVE YIELD of these Funds is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

                                                    365/7
         Effective Yield = [(Base Period Return + 1)     ] - 1.

         For the seven calendar days ended October 31, 1997, the current yields of GOVERNMENT MONEY and CASH RESERVES were 4.70% and 5.10%, respectively. For the same period, the effective yields were 4.81% and 5.23%, respectively.

         HIGH YIELD AND LIMITED MATURITY. Each of these Funds may advertise its "yield" based on a 30-day (or one month) period. This YIELD is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result then is annualized and shown as an annual percentage of the investment.

         The annualized yield for LIMITED MATURITY for the 30-day period ended October 31, 1997 was 5.85%.

TAX EQUIVALENT YIELD - STATE AND LOCAL TAXES
--------------------------------------------

         GOVERNMENT MONEY. Substantially all of the dividends paid by GOVERNMENT MONEY represent income received by its corresponding Portfolio on direct obligations of the U.S. Government and, as a result, are not subject to income tax in most states and localities. From time to time, this Fund may advertise a "tax equivalent yield" for one or more of those states or localities that reflects the taxable yield that an investor subject to the highest marginal rate of state or local income tax would have had to receive in order to realize the same level of after-tax yield produced by an investment in the Fund. TAX EQUIVALENT YIELD is calculated according to the following formula:

                         Tax Equivalent Yield = Y1 + Y2
                                               ----
                                               1-MR

where Y1 equals that portion of the Fund's current or effective yield that is not subject to state or local income tax, Y2 equals that portion of the Fund's current or effective yield that is subject to that tax, and MR equals the highest marginal tax rate of the state or locality for which the tax equivalent yield is being calculated.

         The calculation of tax equivalent yield can be illustrated by the following example. If the current yield for a 7-day period was 5%, and during that period 100% of the income was attributable to interest on direct obligations of the U.S. Government and, therefore, was not subject to income taxation in most states and localities, a taxpayer residing in New York (and subject to that state's highest marginal 1998 tax rate of 7.35%) would have to have received a taxable current yield of 5.40% in order to equal the 5% after-tax yield. Moreover, if that taxpayer also were subject to income taxation by New York City at a marginal 1998 rate of 4.46%, the taxpayer would have to have received a taxable current yield of 5.67% to equal the 5% after-tax yield.

         The use of a 5% yield in this example is for illustrative purposes only and is not indicative of the Fund's future performance. Of course, all dividends paid by GOVERNMENT MONEY are subject to federal income taxation at applicable rates.

TOTAL RETURN COMPUTATIONS
-------------------------

         LIMITED MATURITY and HIGH YIELD may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

         For the one-, five-, and ten-year periods ended October 31, 1997, the average annual total returns for LIMITED MATURITY and its predecessor were +6.97%, +5.55%, and +7.20%, respectively. If an investor had invested $10,000 in that predecessor's shares on June 9, 1986, and had reinvested all capital gain distributions and income dividends, the value of that investor's holdings would have been $21,578 on October 31, 1997.

         N&B Management may from time to time reimburse a Fund or Portfolio for a portion of its expenses. Such action has the effect of increasing yield and total return. Actual reimbursements are described in the Prospectus and in "Investment Management and Administration Services" below.

COMPARATIVE INFORMATION
-----------------------

         From time to time each Fund's performance may be compared with:

         (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, IBC/Donoghue's Money Market Fund Report, Investment Company Data Inc., Morningstar Inc., Micropal Incorporated and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

         (2) recognized bond, stock, and other indices such as the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), Dow Jones Industrial Average ("DJIA"), S&P/BARRA Index, Russell Index, and various other domestic, international, and global indices and changes in the U.S. Department of Labor Consumer Price Index. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.

         Each Fund's performance also may be compared from time to time with the following specific indices and other measures of performance:

         GOVERNMENT MONEY'S and CASH RESERVES' performance may be compared, respectively, with IBC/Donoghue's Government Money Market Funds average and Taxable General Purpose Money Market Funds average.

         LIMITED MATURITY'S performance may be compared with the Merrill Lynch 1-3 year Treasury Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, as well as the performance of Treasury Securities, corporate bonds, and the Lipper Short Investment Grade Debt Funds category.

         HIGH YIELD'S performance may be compared with the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Corporate Bond Index, First Boston High Yield Bond Fund Index, the Merrill Lynch High Yield Master Index, and the Lipper High Yield Bond Fund Index as well as the performance of Treasury securities and corporate bonds.

         Each Fund may invest some of its assets in different types of securities than those included in the index used as a comparison with the Fund's historical performance. A Fund may also compare certain indices, which represent different segments of the securities markets, for the purpose of comparing the historical returns and volatility of those particular market segments. Measures of volatility show the range of historical price fluctuations. Standard deviation may be used as a measure of volatility. There are other measures of volatility, which may yield different results.

         In addition, each Fund's performance may be compared at times with that of various bank instruments (including bank money market accounts and CDs of varying maturities) as reported in publications such as The Bank Rate Monitor. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of certain of its competitors. Of course, past performance is not a guarantee of future results. Unlike an investment in a Fund, bank CDs pay a fixed rate of interest for a stated period of time and are insured up to $100,000.

         The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield. Evaluations of the Funds' performance, their yield/ total returns and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements").

OTHER PERFORMANCE INFORMATION
-----------------------------

         From time to time, information about a Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for its corresponding Fund. This information may include the Portfolio's portfolio diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and
(3) financially supporting aging parents.

         Information (including charts and illustrations) showing the effects of compounding interest may be included in Advertisements from time to time. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded at different intervals, such as annually, semi-annually, quarterly, monthly, or daily. For example, $1,000 compounded annually at 9% will grow to $1,090 at the end of the first year (an increase of $90) and $1,188 at the end of the second year (an increase of $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9% will grow to $2,367 at the end of ten years and $5,604 at the end of twenty years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. All these examples are for illustrative purposes only and are not indicative of any Fund's performance.

         Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

         Information (including charts and illustrations) showing the total return performance for government funds, 6-month CDs and money market funds may be included in Advertisements from time to time.

         Information regarding the effects of automatic investing and systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

                              TRUSTEES AND OFFICERS

         The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by N&B Management and Neuberger & Berman.

                                  Positions
Name, Address                     Held With
and Age(1)                        the Trusts          Principal Occupation(s)(2)
--------------                    ----------          --------------------------

John Cannon (68)                  Trustee of          Senior Vice President AMA
CDC Associates, Inc.                                  Investment  Advisers, Inc.
620 Sentry Parkway                                    (1991-1993);  Chairman and
Suite 220                                             Chief Investment Officer
P.O. Box 1111                                         of  CDC  Associates,  Inc.
Blue Bell, PA  19422                                  (registered investment
                                                      adviser) (1993-present).

Stanley Egener* (63)             Chairman of          Principal of Neuberger &
                                 the Board,           Berman;  President  and
                                 Chief Executive      Director  of  N&B  Manage-
                                 Officer, and         ment; Chairman  of the
                                 Trustee of           Board,  Chief  Executive
                                 each Trust           Officer and Trustee of
                                                      eight other  mutual  funds
                                                      for which  N&B  Management
                                                      acts as investment manager
                                                      or administrator.

Theodore P. Giuliano* (45)       President and        Principal of Neuberger &
                                 Trustee of           Berman; Vice President and
                                 each Trust           Director of N&B Manage-
                                                      ment;     President    and
                                                      Trustee   of   one   other
                                                      mutual  fund for which N&B
                                                      Management     acts     as
                                                      administrator.

                                  Positions
Name, Address                     Held With
and Age(1)                        the Trusts          Principal Occupation(s)(2)
--------------                    ----------          --------------------------

Barry Hirsch (64)                 Trustee of          Senior Vice  President,
Loews Corporation                 each Trust          Secretary,  and General
667 Madison Avenue                                    Counsel of Loews Corpora-
7th Floor                                             tion   (diversified finan-
New York, NY 10021                                    cial corporation).

Robert A. Kavesh (70)             Trustee of          Professor of  Finance  and
110 Bleecker Street               each Trust          Economics at Stern  School
Apt. 24B                                              of   Business,   New  York
New York, NY 10012                                    University;   Director  of
                                                      Del Laboratories, Inc. and
                                                      Greater  New  York  Mutual
                                                      Insurance Co.

William E. Rulon (65)             Trustee of          Retired.   Senior    Vice
1761 Hotel Circle South           each Trust          President  of   Foodmaker,
San Diego, CA 92108                                   Inc.   (operator      and
                                                      franchiser of restaurants)
                                                      until     January    1997;
                                                      Secretary  of   Foodmaker,
                                                      Inc. until July 1996.

Candace L. Straight (50)          Trustee of          Private     investor   and
518 E. Passaic Avenue             each Trust          consultant specializing in
Bloomfield, NJ 07003                                  the  insurance   industry;
                                                      Principal    of   Head   &
                                                      Company,    LLC   (limited
                                                      liability          company
                                                      providing       investment
                                                      banking   and   consulting
                                                      services to the  insurance
                                                      industry)    until   March
                                                      1996;  Director  of  Drake
                                                      Holdings    (U.K.    motor
                                                      insurer)until June 1996.

                                  Positions
Name, Address                     Held With
and Age(1)                        the Trusts          Principal Occupation(s)(2)
--------------                    ----------          --------------------------

Daniel J. Sullivan (58)           Vice                Senior  Vice  President of
                                  President of        N&B Management since 1992;
                                  each Trust          prior  thereto,  Vice

                                                      President      of      N&B
                                                      Management; Vice President
                                                      of  eight   other   mutual
                                                      funds    for   which   N&B
                                                      Management     acts     as
                                                      investment    manager   or
                                                      administrator.

Michael J. Weiner (51)           Vice                 Senior  Vice  President of
                                 President and        N&B Management since 1992;
                                 Principal            Treasurer   of         N&B
                                 Financial            Management  from  1992  to
                                 Officer of           1996; prior thereto,  Vice
                                 each Trust           President and Treasurer of
                                                      Treasurer      of      N&B
                                                      Management  and  Treasurer
                                                      of  certain  mutual  funds
                                                      for which  N&B  Management
                                                      acted    as     investment
                                                      adviser;   Vice  President
                                                      and  Principal   Financial
                                                      Officer  of  eight   other
                                                      mutual funds for which N&B
                                                      Management     acts     as
                                                      investment    manager   or
                                                      administrator.

Claudia A. Brandon (41)         Secretary of          Vice   President  of   N&B
                                each Trust            Management;  Secretary of
                                                      eight  other  mutual funds
                                                      for  which  N&B Management
                                                      acts as investment manager
                                                      or administrator.

                                  Positions
Name, Address                     Held With
and Age(1)                        the Trusts          Principal Occupation(s)(2)
--------------                    ----------          --------------------------

Richard Russell (51)            Treasurer             Vice President of N&B Man-
                                and                   agement  since 1993; prior
                                Principal             thereto,  Assistant   Vice
                                Accounting            President of N&B   Manage-
                                Officer of            ment;  Treasurer       and
                                each Trust            Principal       Accounting
                                                      Officer of eight     other
                                                      mutual funds for which N&B
                                                      Management     acts     as
                                                      investment    manager   or
                                                      administrator.

Stacy Cooper-Shugrue (35)       Assistant             Assistant  Vice  President
                                Secretary of          of  N&B  Management since
                                each Trust            1993;     prior   thereto,
                                                      employee       of      N&B
                                                      Management;      Assistant
                                                      Secretary  of eight  other
                                                      mutual funds for which N&B
                                                      Management     acts     as
                                                      investment    manager   or
                                                      administrator.

C. Carl Randolph (60)          Assistant              Principal of  Neuberger  &
                               Secretary of           Berman  since  1992; prior
                               each Trust             thereto,  employee      of
                                                      Neuberger    &     Berman;
                                                      Assistant    Secretary  of
                                                      eight other  mutual  funds
                                                      for which  N&B  Management
                                                      acts as investment manager
                                                      or administrator.

Barbara DiGiorgio (39)         Assistant              Assistant  Vice  President
                               Treasurer of           of  N&B  Management  since
                               each Trust             1993;    prior    thereto,
                                                      employee       of      N&B
                                                      Management;      Assistant
                                                      Treasurer  of eight  other
                                                      mutual funds for which N&B
                                                      Management     acts     as
                                                      investment    manager   or
                                                      administrator.

                                  Positions
Name, Address                     Held With
and Age(1)                        the Trusts          Principal Occupation(s)(2)
--------------                    ----------          --------------------------

Celeste Wischerth (37)            Assistant            Assistant  Vice President
                                  Treasurer of         of N&B Management  since
                                  each Trust           1994;   prior    thereto,
                                                       employee      of      N&B
                                                       Management;     Assistant
                                                       Treasurer of eight  other
                                                       mutual  funds  for  which
                                                       N&B Management acts    as
                                                       investment    manager  or
                                                       administrator.
--------------------
(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, NY 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

         * Indicates a trustee who is an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener and Giuliano are interested persons by virtue of the fact that they are officers and directors of N&B Management and principals of Neuberger & Berman.

         The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, or by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the trustees and officers of the Trust. None of the Neuberger & Berman

Funds(Registered Trademark) has any retirement plan for its trustees or officers.

                              TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 10/31/97
                         ------------------------------

Name and Position               Aggregate                Total Compensation from
with the Trust                  Compensation             Trusts in the Neuberger
-----------------               from the                 & Berman Fund Complex
                                Trust                    Paid to Trustees
                                ------------             -----------------------
John Cannon                     $16,504                          $34,500
Trustee                                                  (2 other investment
                                                          companies)

Charles DeCarlo                 $3,923                           $8,000
Trustee (retired 12/96)                                  (2 other investment
                                                          companies)

Stanley Egener                  $0                               $0
Chairman  of  the  Board,                                (9 other investment
Chief Executive Offi-                                     companies)
cer, and Trustee

Theodore P. Giuliano            $0                               $0
President and Trustee                                    (2 other investment
                                                          companies)

Barry Hirsch                    $14,809                          $30,500
Trustee                                                  (2 other investment
                                                          companies)

Robert A. Kavesh                $16,504                          $35,000
Trustee                                                  (2 other investment
                                                          companies)

Harold R. Logan                 $ 3,923                          $8,000
Trustee (retired 12/96)                                  (2 other investment
                                                          companies)

William E. Rulon                $14,809                          $30,500
Trustee                                                  (2 other investment
                                                          companies)

Candace L. Straight             $14,809                          $31,500
Trustee                                                  (2 other investment
                                                          companies)


         At January 30, 1998, the trustees and officers of the Trust and Managers Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

         Because all of the Funds' net investable assets are invested in their corresponding Portfolios, the Funds do not need an investment manager. N&B Management serves as the Portfolios' investment manager pursuant to a management agreement with Managers Trust, on behalf of the Portfolios, dated as of July 2, 1993 ("Management Agreement"). The Management Agreement was approved by the holders of the interests in all the Portfolios (except for Neuberger & Berman HIGH YIELD Bond Portfolio) on July 2, 1993. The Management Agreement was approved by the holders of the interests in Neuberger & Berman High Yield Bond Portfolio on March 2, 1998.

         The Management Agreement provides, in substance, that N&B Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for the Portfolios' assets. The Management Agreement permits N&B Management to effect securities transactions on behalf of each Portfolio through associated persons of N&B Management. The Management Agreement also specifically permits N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolios, although N&B Management has no current plans to pay a material amount of such compensation.

         N&B Management provides to each Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of N&B Management. Two officers and directors of N&B Management (who also are principals of Neuberger & Berman) presently serve as trustees and officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.

         N&B Management provides similar facilities, services, and personnel to each Fund pursuant to an administration agreement with the Trust, dated May 1, 1995 ("Administration Agreement"). For such administrative services, each Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus. HIGH YIELD became subject to the Administration Agreement on February 3, 1998.

         Under the Administration Agreement, N&B Management also provides to each Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent. N&B Management provides the direct shareholder services specified in the Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement. From time to time, N&B Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

         Each Fund (except HIGH YIELD) accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 1997, 1996, and 1995:

                                     1997               1996           1995
                                     ----               ----           ----

GOVERNMENT MONEY                   $1,703,377       $1,476,738      $1,521,937

CASH RESERVES                      $3,160,143       $2,425,550      $1,738,424

LIMITED MATURITY                   $1,275,694       $1,480,085      $1,522,574

         As noted in the Prospectus under "Management and Administration -- Expenses," N&B Management has voluntarily undertaken to reimburse each Fund other than GOVERNMENT MONEY for its Operating Expenses (including fees under the Administration Agreement) and the Fund's pro rata share of the corresponding Portfolio's Operating Expenses (including fees under the Management Agreement) that exceed, in the aggregate, 0.65% per annum for CASH RESERVES; 0.70% per annum for LIMITED MATURITY; and 1.00% for HIGH YIELD of that Fund's average daily net assets. Operating Expenses exclude interest, taxes, brokerage commissions, and extraordinary expenses. N&B Management can terminate each undertaking by giving the Fund at least 60 days' prior written notice. For the fiscal years ended October 31, 1997, 1996, and 1995, N&B Management reimbursed the Funds the following amounts of expenses: (1) CASH RESERVES $0, $90,855 and $109,113, respectively, and (2) LIMITED Maturity $20,974, $16,575, and $32,042,
respectively. HIGH YIELD has agreed to repay N&B Management through December 31, 1999 for excess Total Operating Expenses that N&B Management previously reimbursed to the Fund.

         Prior to May 1, 1995, the shareholder services described above were provided pursuant to a separate agreement between the Trust and N&B Management. As compensation for these services, each Fund paid N&B Management a monthly fee calculated at the annual rate of 0.02% of the average daily net assets of the Fund. Before February 1, 1994, the monthly fee under the shareholder service agreement then in effect was calculated at an annual rate of $6.00 per shareholder account. For these services, each Fund paid and accrued the following amounts for the period from November 1, 1994 to April 30, 1995:

                                         November 1, 1994
                                         to April 30, 1995
                                         -----------------

GOVERNMENT MONEY                              $25,750

CASH RESERVES                                 $31,746

LIMITED MATURITY                              $29,447

         The Management Agreement continues with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to each Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of N&B Management or Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding interests in that Portfolio. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

         The Management Agreement is terminable, without penalty, with respect to a Portfolio on 60 days' written notice either by Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by N&B Management or by the Trust. Each Agreement terminates automatically if it is assigned.

SUB-ADVISER
-----------

         N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Portfolio pursuant to a sub-advisory agreement dated July 2, 1993 ("Sub-Advisory Agreement"). The
Sub-Advisory Agreement was approved by the holders of the interests in the Portfolios (except for Neuberger & Berman HIGH YIELD Bond Portfolio) on July 2, 1993. The Sub-Advisory Agreement was approved by the holders of the interests in Neuberger & Berman HIGH YIELD Bond Portfolio on March 2, 1998.

         The Sub-Advisory Agreement provides in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreement provides that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as a sub-adviser for all of the other mutual funds managed by N&B Management.

         The Sub-Advisory Agreement continues with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto, and is renewable thereafter from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to each Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in that Portfolio, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' prior written notice to the appropriate Fund. The Sub-Advisory Agreement also terminates automatically with respect to each Portfolio if it is assigned or if the Management Agreement terminates with respect to that Portfolio.

         Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

INVESTMENT COMPANIES MANAGED
----------------------------

         As of December 31, 1997, the investment companies managed by N&B Management had aggregate net assets of approximately $20.7 billion. N&B Management currently serves as investment manager of the following investment companies:

      NAME                                                     DECEMBER 31, 1997
      ----                                                     -----------------

Neuberger & Berman Cash Reserves Portfolio.........................$ 662,861,352
      (investment portfolio for Neuberger & Berman Cash Reserves)

Neuberger & Berman Government Money Portfolio......................$ 297,594,922
      (investment portfolio for Neuberger & Berman Government Money Fund)

Neuberger & Berman Limited Maturity Bond Portfolio.................$ 294,956,156
      (investment  portfolio for  Neuberger & Berman  Limited  Maturity
       Bond Fund and  Neuberger & Berman  Limited Maturity Bond Trust)

Neuberger & Berman Municipal Money Portfolio.......................$ 166,832,901
      (investment portfolio for Neuberger & Berman Municipal Money Fund)

Neuberger & Berman Municipal Securities Portfolio...................$ 32,970,458
      (investment portfolio for Neuberger & Berman Municipal Securities Trust)

Neuberger & Berman Focus Portfolio...............................$ 1,530,971,078
      (investment  portfolio  for  Neuberger & Berman Focus Fund,
       Neuberger & Berman Focus Trust,  and Neuberger & Berman Focus Assets)

Neuberger & Berman Genesis Portfolio.............................$ 1,841,928,659
      (investment  portfolio for Neuberger & Berman Genesis Fund,
       Neuberger & Berman Genesis Trust, and Neuberger & Berman Genesis Assets)

Neuberger & Berman Guardian Portfolio..........................  $ 8,328,032,611
      (investment  portfolio  for  Neuberger  & Berman  Guardian  Fund,
       Neuberger  & Berman  Guardian  Trust, and Neuberger & Berman
       Guardian Assets)

Neuberger & Berman International Portfolio.........................$ 111,718,206
      (investment portfolio for Neuberger & Berman International Fund and Neuberger & Berman International Trust)

Neuberger & Berman Manhattan Portfolio.............................$ 626,632,234
      (investment  portfolio  for  Neuberger & Berman  Manhattan  Fund,
       Neuberger & Berman  Manhattan  Trust,  and Neuberger & Berman
       Manhattan Assets)

Neuberger & Berman Partners Portfolio............................$ 3,830,066,838
      (investment  portfolio  for  Neuberger  & Berman  Partners  Fund,
       Neuberger & Berman Partners  Trust, and Neuberger & Berman Partners
       Assets)

Neuberger & Berman Socially Responsive Portfolio...................$ 287,169,564
      (investment  portfolio  for  Neuberger  & Berman  Socially  Responsive
       Fund, Neuberger & Berman Trust and Neuberger & Berman NYCDC Socially Responsive Trust)

Advisers Managers Trust (eight series)...........................$ 2,644,430,313

         The investment decisions concerning the Portfolios and the other mutual funds managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolios to achieve their objectives may differ. The investment results achieved by all of the funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.

         There may be occasions when a Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolios' having their advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions.

MANAGEMENT AND CONTROL OF N&B MANAGEMENT
----------------------------------------

         The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J.
Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Michael J. Weiner, Senior Vice President; Claudia A. Brandon, Vice President; Patrick T. Byrne, Vice President; Brooke A. Cobb, Vice President; Robert W. D'Alelio, Vice President; Roberta D'Orio, Vice President; Clara Del Villar, Vice

President; Brian J. Gaffney, Vice President; Joseph Galli, Vice President; Robert I. Gendelman, Vice President; Josephine P. Mahaney, Vice President; Ellen Metzger, Vice President and Secretary; Paul Metzger, Vice President; Janet W. Prindle, Vice President; Kevin L. Risen, Vice President; Richard Russell, Vice President; Jennifer K. Silver, Vice President; Kent C. Simons, Vice President; Frederic B. Soule, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President; Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice
President of Marketing; Robert Conti, Treasurer; Ramesh Babu, Assistant Vice President; Valerie Chang, Assistant Vice President; Stacy Cooper-Shugrue, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Michael
J. Hanratty, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Jody L. Irwin, Assistant Vice President; Robert L. Ladd, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Ingrid Saukaitis, Assistant Vice President; Josephine Velez, Assistant Vice President; Celeste Wischerth, Assistant Vice President; and Loraine Olavarria, Assistant Secretary. Messrs. Cantor, Egener, Gendelman, Giuliano, Kassen, Lainoff, Zicklin, Risen, Simons and Sundman and Mmes. Prindle, Silver and Vale are principals of Neuberger & Berman.

         Mr. Giuliano and Mr. Egener are trustees and officers, and Messrs. Russell, Sullivan and Weiner and Mmes. Brandon, Cooper-Shugrue, DiGiorgio and Wischerth are officers, of each Trust. C. Carl Randolph, a principal of Neuberger & Berman, also is an officer of each Trust.

         All of the outstanding voting stock in N&B Management is owned by persons who are also principals of Neuberger & Berman.

                            DISTRIBUTION ARRANGEMENTS

         N&B Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

         The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer to the Funds' shareholders any investment products or services other than those managed or distributed by N&B Management or Neuberger & Berman.

         The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues until July 2, 1998. Neuberger & Berman HIGH YIELD Bond Portfolio became a party to the Distribution Agreement on February 3, 1998. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreement.

                         ADDITIONAL PURCHASE INFORMATION

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

         Shareholders may arrange to have a fixed amount automatically invested in shares of HIGH YIELD or LIMITED MATURITY each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which N&B Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

         Automatic investing enables a shareholder in LIMITED MATURITY or HIGH YIELD to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of shares in those Funds generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                         ADDITIONAL EXCHANGE INFORMATION

                  As more fully set forth in the section of the Prospectus entitled "Shareholder Services -- Exchange Privilege," shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in shares of one or more of the Equity, Municipal or other Income Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.

         Fund shareholders who are considering exchanging shares into any of the funds described below should note that (1) like the Funds, the Municipal Funds are series of the Trust, (2) the Equity Funds are series of a Delaware business trust (named "Neuberger & Berman Equity Funds") that is registered with the SEC as an open-end management investment company, (3) each of the Equity and Municipal Funds invests all of its net investable assets in a corresponding portfolio that has an investment objective, policies, and limitations identical to those of the fund.

EQUITY FUNDS
------------

Neuberger & Berman             Seeks  long-term  capital  appreciation   through
Focus Fund                     investments principally  Focus  Fund  in   common
                               stocks selected from 13  multi-industry  economic
                               sectors.  The  corresponding   portfolio  uses  a
                               value-oriented   approach  to  select  individual
                               securities and then focuses its investments in the sectors in which the undervalued stocks are clustered. Through this approach, 90% or more of the portfolio's investments are normally made in not more than six sectors.

Neuberger & Berman             Seeks   capital  appreciation through investments
Genesis Fund                   primarily  in  common   stocks of  companies with
                               small market  capitalizations  (i.e.,  up to $1.5
                               billion)   at  the   time   of  the   Portfolio's
                               investment.  The  corresponding  portfolio uses a
                               value-oriented   approach  to  the  selection  of
                               individual securities.

Neuberger & Berman             Seeks  capital  appreciation  through investments
Guardian Fund                  primarily in common  stocks  of long-established,
                               high-quality   companies   that  N&B   Management
                               believes  are  well-managed.   The  corresponding
                               portfolio uses a  value-oriented  approach to the
                               selection  of  individual   securities.   Current
                               income is a secondary objective. The fund (or its
                               predecessor)  has paid its shareholders an income
                               dividend  every  quarter,   and  a  capital  gain
                               distribution every year, since its inception in 1950, although there can be no assurance that it will be able to continue to do so.

Neuberger & Berman             Seeks  long-term  capital   appreciation  through
International Fund             investments  primarily in a diversified portfolio
                               of equity  securities of foreign issuers.  Assets
                               will  be  allocated  among  economically   mature
                               countries and emerging industrialized countries.

Neuberger & Berman             Seeks  capital  appreciation,  without  regard to
Manhattan Fund                 income,  through  investments  in  securities  of
                               small-,    medium-    and    large-capitalization
                               companies    (with    a    current    focus    on
                               medium-capitalization companies) believed to have
                               the  maximum   potential  for  long-term  capital
                               appreciation.   The   corresponding   portfolio's
                               investment program involves greater risks and share price volatility than programs that invest in more undervalued securities.

Neuberger & Berman             Seeks  capital   growth   through  an  investment
Partners Fund                  approach  that is designed  to  increase  capital
                               with  reasonable  risk.  Its  investment  program
                               seeks securities believed to be undervalued based
                               on   strong    fundamentals   such   as   a   low
                               price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. The corresponding portfolio uses the value-oriented investment approach to the selection of individual securities.

Neuberger & Berman             Seeks  long-term  capital   appreciation  through
Socially Responsive            investments  primarily in securities of companies
Fund                           that meet both financial and social criteria.


MUNICIPAL FUNDS
---------------

Neuberger & Berman             A money market fund  seeking the maximum current
Municipal Money Fund           income  exempt from  federal   income   tax,
                               consistent   with  safety  and   liquidity.   The
                               corresponding Portfolio invests in high quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger  &  Berman           Seeks  high current  tax-exempt  income  with low
Municipal Securities           risk to principal, limited price fluctuation, and
Trust                          liquidity;  and  secondarily,  total return.  The
                               corresponding  portfolio  invests  in  investment
                               grade     municipal      securities.      Maximum
                               dollar-weighted average duration of 10 years.

         The Funds described herein, and any of the funds described above, may terminate or modify their exchange privileges in the future.

         Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. The Municipal Funds share a prospectus with the Funds, while the Equity Funds share a separate prospectus. An exchange is treated as a sale for federal income tax purposes, and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

         There can be no assurance that CASH RESERVES, GOVERNMENT MONEY, or Neuberger & Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption share price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

         The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the New York Stock Exchange ("NYSE") is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for its corresponding Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

         LIMITED MATURITY and HIGH YIELD reserve the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. GOVERNMENT MONEY and CASH RESERVES also reserve the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund distributes to its shareholders substantially all of its share of any net investment income (after deducting expenses incurred directly by the Fund), any net realized capital gains (both long-term and short-term), and any net realized gains from foreign currency transactions earned or realized by its corresponding Portfolio. A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and net gains and losses are reflected in a Portfolio's NAV (and, hence, its corresponding Fund's NAV) until they are distributed. GOVERNMENT MONEY and CASH RESERVES calculate their net investment income and share price as of noon (Eastern time) on each Business Day; the other Funds calculate their net investment income and share price as of the close of regular trading on the NYSE on each Business Day (usually 4 p.m. Eastern time).

         Income dividends are declared daily; dividends declared for each month are paid on the last Business Day of the month. Shares of GOVERNMENT MONEY and CASH RESERVES begin earning income dividends on the Business Day the proceeds of the purchase order are converted into "federal funds" and continue to earn dividends through the Business Day before they are redeemed; shares of the other Funds begin earning income dividends on the Business Day after the proceeds of the purchase order have been converted to "federal funds" and continue to earn dividends through the Business Day they are redeemed. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

         Dividends and other distributions are automatically reinvested in additional shares of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid through an electronic transfer to a bank account designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

         A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.

         Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Fund at the Fund's price on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS
---------------------

         In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and, for LIMITED MATURITY and HIGH YIELD, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

         The Funds (except for HIGH YIELD) have received rulings from the Internal Revenue Service ("Service") that each series, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the series satisfies all the requirements described above to qualify as a RIC. Although these rulings may not be relied upon as precedent by HIGH YIELD, N&B Management believes the reasoning thereof and, hence, their conclusion apply to HIGH YIELD as well.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         See the next section for a discussion of the tax consequences to HIGH YIELD and LIMITED Maturity of distributions to them from their corresponding Portfolios, investments by those Portfolios in certain securities, and hedging and certain other transactions engaged in by their corresponding Portfolios.

TAXATION OF THE PORTFOLIOS
--------------------------

         The Portfolios (except for Neuberger & Berman HIGH YIELD Bond Portfolio) have received rulings from the Service to the effect that, among other things, each Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." Although these rulings may not be relied upon as precedent by Neuberger & Berman HIGH YIELD Bond Portfolio, N&B Management believes the reasoning thereof and, hence, their conclusion apply to the Portfolio as well. As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware or New York income or franchise tax.

         Because each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

         Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables and (4) gain (and, in certain situations, loss) may be recognized on an in-kind distribution by the Portfolio. A Fund's basis for its interest in its corresponding Portfolio generally equals the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and capital gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

         Dividends and interest received by a Portfolio and gains realized by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The use by Neuberger & Berman HIGH YIELD Bond Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio of hedging strategies, such as writing (selling) and purchasing Futures Contracts and options and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolios realize in connection therewith. For each of these Portfolios, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for its corresponding Fund under the Income Requirement.

         Exchange-traded Futures Contracts, listed options thereon, and certain Forward Contracts ("Section 1256 contracts") are required to be marked to market (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Portfolio's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss, and the remainder is treated as short-term capital gain or loss. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain (the excess of net long-term capital gain over net short-term capital loss) enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical corrections legislation passed by the House of Representatives late in 1997 would clarify that the 20% rate applies.

         Each of Neuberger & Berman CASH RESERVES Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio may invest in municipal bonds that are purchased with market discount (that is, at a price less than the bond's principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Portfolio (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Each Portfolio may acquire zero coupon or other securities issued with OID. Neuberger & Berman HIGH YIELD Bond Portfolio may also acquire pay-in-kind securities which pay interest through the issuance of additional securities. As a holder of those securities, each Portfolio (and, through it, its corresponding
Fund) must take into income the OID and other non-cash income that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including its share of its corresponding Portfolio's accrued OID and other non-cash income) to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash its corresponding Portfolio actually receives. Those distributions will be made from a Fund's (or its share of its corresponding Portfolio's) cash assets or, if necessary, from the proceeds of sales of that Portfolio's securities. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or net capital gain.

TAXATION OF THE FUNDS' SHAREHOLDERS
------------------------------------

         If shares of HIGH YIELD or LIMITED MATURITY are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund is required to withhold 31% of all dividends and capital gain distributions, and each of HIGH YIELD and LIMITED MATURITY is required to withhold 31% of redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

         As described under "How to Sell Shares" in the Prospectus, a Fund may close a shareholder's account with the Fund and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to reestablish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account ("IRA") (including an education IRA and a Roth
IRA) or a qualified retirement plan (including a simplified employee pension plan, "Savings Incentive Match Plan for Employees" ("SIMPLE"), self-employed individual retirement plan (so-called "Keogh plan"), corporate profit-sharing and money purchase pension plan, section 401(k) plan, and section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.

                        VALUATION OF PORTFOLIO SECURITIES

         Each of Neuberger & Berman GOVERNMENT MONEY Portfolio and Neuberger & Berman CASH RESERVES Portfolio relies on Rule 2a-7 under the 1940 Act to use the amortized cost method of valuation to enable its corresponding Fund to stabilize the purchase and redemption price of its shares at $1.00 per share. This method involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization (or accretion) to maturity of any premium (or discount), regardless of the impact of interest rate fluctuations on the market value of the securities. Although the Portfolios' reliance on Rule 2a-7 and use of the amortized cost valuation method should enable the Funds, under most conditions, to maintain a stable $1.00 share price, there can be no assurance they will be able to do so. An investment in either of these Funds, as in any mutual fund, is neither insured nor guaranteed by the U.S. Government.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Portfolios typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

         In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Portfolio seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, N&B Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. N&B Management also may consider the brokerage and research services that broker-dealers provide to the Portfolio or N&B Management. Under certain conditions, a Portfolio may pay higher brokerage commissions in return for brokerage and research services, although no Portfolio has a current arrangement to do so. In any case, each Portfolio may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

         During the fiscal year ended October 31, 1997, Neuberger & Berman LIMITED MATURITY Bond Portfolio acquired securities of the following of its "regular brokers or dealers": Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Inc. At October 31, 1997, that Portfolio held the securities of its "regular brokers or dealers" with an aggregate value as follows: Goldman, Sachs & Co., $5,211,285; Merrill Lynch, Pierce, Fenner & Smith Inc., $5,269,344.

         During the fiscal year ended October 31, 1997, Neuberger & Berman CASH RESERVES Portfolio acquired securities of the following of its "regular brokers or dealers": Barclays De Zoete Wedd Securities Inc, Citicorp Securities, Inc., First Chicago Capital Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan (J.P.) Securities Inc., and Morgan Stanley, Dean Witter, Discover & Co. At October 31, 1997, that Portfolio held the securities of its "regular brokers or dealers" with an aggregate value as follows: First Chicago Capital Markets, Inc., $15,870,167; Goldman, Sachs & Co., $29,862,704; Merrill Lynch, Pierce, Fenner & Smith Inc., $4,997,617; Morgan (J.P.) Securities Inc., $15,005,829; and Morgan Stanley, Dean Witter, Discover & Co., $24,000,000.

         During the fiscal year ended October 31, 1997, Neuberger & Berman GOVERNMENT MONEY Portfolio acquired none of the securities of its "regular brokers or dealers." At October 31, 1997, that Portfolio held none of the securities of its "regular brokers or dealers."

         No affiliate of any Portfolio receives give-ups or reciprocal business in connection with its portfolio transactions. No Portfolio effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Portfolio unless an appropriate exemption is available.

PORTFOLIO TURNOVER
------------------

         Neuberger & Berman HIGH YIELD Bond Portfolio and Neuberger & Berman LIMITED MATURITY Bond Portfolio calculate their portfolio turnover rates by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Portfolio during the fiscal year.

                             REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund and for its corresponding Portfolio. Each Fund's statements show the investments owned by its corresponding Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in its corresponding Portfolio.

                                  ORGANIZATION

         The predecessors of the Funds (except for HIGH YIELD) were converted into separate series of the Trust on July 2, 1993; these conversions were approved by the shareholders of the Funds in April 1993.

                          CUSTODIAN AND TRANSFER AGENT

         Each Fund and Portfolio has selected State Street, 225 Franklin Street, Boston, MA 02110 as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger & Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

                              INDEPENDENT AUDITORS

         Each Fund and Portfolio has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements.

                                  LEGAL COUNSEL

         Each Fund and Portfolio has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth the name, address, and percentage of ownership of each person who was known by each Fund to own beneficially or of record 5% or more of that Fund's outstanding shares at January 30, 1998:

                                                                 Percentage of
                            NAME AND ADDRESS                      Ownership at
                            ----------------                    January 30, 1998
                                                                ----------------

GOVERNMENT MONEY:           Neuberger & Berman*                     74.25%
----------------            11 Broadway
                            New York, NY 10004

CASH RESERVES:              Neuberger & Berman*                     61.12%
-------------               11 Broadway
                            New York, NY 10004

LIMITED MATURITY:           Charles Schwab & Co., Inc.*             27.17%
----------------            101 Montgomery Street
                            San Francisco, CA 94104-4122

                            Nationwide Life Insurance Plan QPVA      9.59%
                            c/o IPO Portfolio Accounting
                            P.O. Box 182029
                            Columbus, Ohio 43218-2029

                            Neuberger & Berman Trust Co., The        5.44%
                            Neuberger & Berman Employees
                            Profit Sharing Plan Utd
                            5/20/71
                            Attn  Al Boccardo
                            605 Third Ave
                            36th Floor
                            New York, NY  10158

---------------------------

* Charles Schwab & Co., Inc. and Neuberger & Berman hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policies to maintain the confidentiality of holdings in their client accounts unless disclosure is expressly required by law.

                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

         Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The  following   financial   statements   and  related   documents  are
incorporated herein by reference from the Funds' (except for HIGH YIELD) Annual Report to Shareholders for the fiscal year ended October 31, 1997:

         The Statements of Assets and Liabilities of the Funds and Portfolios, including the Schedules of Investments of the Portfolios, as of October 31, 1997, and the related Statements of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended, the Financial Highlights for each of the periods indicated therein, the notes to each of the foregoing for the fiscal year ended October 31, 1997, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger & Berman Government Money Fund and Portfolio, Neuberger & Berman Cash Reserves and Portfolio, and Neuberger & Berman Limited Maturity Bond Fund and Portfolio.






                                     - 70 -